SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported) December 18, 1997
                                                       -----------------

           PaineWebber Income Properties Seven Limited Partnership
           -------------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                       0-15037                    04-2870345
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(State or other jurisdiction)    (Commission                 (IRS Employer
   of incorporation               File Number)              Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118
                                                   --------------


            (Former name or address, if changed since last report)

                                    FORM 8-K
                                 CURRENT REPORT

           PAINEWEBBER INCOME PROPERTIES SEVEN LIMITED PARTNERSHIP

ITEM 2 - Disposition of Assets

   Meadows on the Lake Apartments, Birmingham, Alabama

   Disposition Date - December 18, 1997

   On December 18, 1997, Daniel Meadows Partnership, a joint venture in which the Partnership has an interest, sold its operating investment property, The Meadows on the Lakes Apartments, located in Birmingham, Alabama, to an unrelated party for $9.525 million. The sale generated net proceeds of approximately $4.4 million, after repayment of the outstanding first mortgage loan of approximately $4.7 million and closing costs. The Partnership received 100% of the net proceeds in accordance with the terms of the joint venture agreement. The Partnership is expected to make a special distribution of the net proceeds to the Limited Partners on February 13, 1998.

ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:

      (1) Agreement For Purchase of Real Estate and Related Property between Daniel Meadows Partnership and ERP Operating Limited Partnership, dated November 12, 1997.

      (2)   Letter  Agreement   between  Daniel  Meadows   Partnership  and  ERP
            Operating Limited Partnership, dated December 16, 1997.

      (3) Limited Warranty Deed between Daniel Meadows Partnership and ERP Operating Limited Partnership, dated December 12, 1997.

      (4) Special Warranty Deed between Daniel Meadows Partnership and ERP Operating Limited Partnership, dated December 18, 1997.

      (5) Assignment and Assumption of Leases and Security Deposits between Daniel Meadows Partnership and ERP Operating Limited Partnership, dated December 18, 1997.

      (6)   Closing  Statement  between  Daniel  Meadows   Partnership  and  ERP
            Operating Limited Partnership, dated December 18, 1997.

                                    FORM 8-K

                                 CURRENT REPORT

           PAINEWEBBER INCOME PROPERTIES SEVEN LIMITED PARTNERSHIP




                                   SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

           PAINEWEBBER INCOME PROPERTIES SEVEN LIMITED PARTNERSHIP
                                  (Registrant)




                            By: /s/ Thomas W. Boland
                                --------------------
                                Thomas W. Boland
                                Vice President and Controller







Date:  December 30, 1997

                               MEADOWS ON THE LAKE

                             Shelby County, Alabama

                            AGREEMENT FOR PURCHASE OF
                        REAL ESTATE AND RELATED PROPERTY


      THIS AGREEMENT FOR PURCHASE OF REAL ESTATE AND RELATED PROPERTY (the "Agreement") is made and entered into as of the 12th day of November 1997, by and between DANIEL MEADOWS PARTNERSHIP ("Seller"), a Virginia general partnership, having offices at c/o Daniel Realty Corporation, 1200 Corporate Drive, Meadow Brook Corporate Park, Birmingham, Alabama 35242 and ERP OPERATING LIMITED PARTNERSHIP ("Purchaser"), an Illinois limited partnership, having offices at Two North Riverside Plaza, Suite 400, Chicago, Illinois 60606, or its permitted assignee.

                                    RECITALS

      A. Seller is the owner of fee simple title to the Premises (as such term is hereinafter defined), and is also the owner of all the other Property (as such term is hereinafter defined).

      B. Seller desires to sell the Property to Purchaser, and Purchaser desires to purchase the Property from Seller, each upon and subject to the terms and conditions of this Agreement.

      THEREFORE, in consideration of and in reliance upon the above Recitals, the terms, covenants and conditions contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

      1.    PURCHASE AND SALE OF PROPERTY

            Subject to the terms and conditions of this Agreement, Seller shall sell and convey and Purchaser shall purchase the following described property; in each case, to the extent owned by the Seller (all of which is hereinafter collectively referred to as the "Property"):

            A. that certain tract of real estate on which is situated a 200 unit apartment complex commonly known as "Meadows on the Lake Apartments", located at One Meadow Drive, in the County of Shelby, in the State of Alabama, which real estate is legally described in the attached Exhibit A, together with all and singular easements, covenants, agreements, rights, privileges, tenements, hereditaments and appurtenances thereunto now or hereafter belonging or appertaining thereto, (collectively, the "Land"); and

            B. all right, title and interest of Seller if any, (whether now or hereafter existing) in and to any land lying in the bed of any street, alley, road or avenue (whether open, closed or proposed) within, in front of, behind or otherwise adjoining the Land or any of it, and all right, title and interest of Seller if any, (whether now or hereafter existing) in and to any award made or to be made as a result or in lieu of condemnation, and in and to any award for damage to the Property or any part thereof by reason of casualty (all of the foregoing being included within the term "Land"); and

            C. all right, title and interest of Seller if any, (whether now or hereafter existing) in and to all of the buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now or hereafter in, on, over and under the Land, including, without limitation, any and all plumbing, air conditioning, heating, ventilating, mechanical, electrical and other utility systems, parking lots and facilities, landscaping, roadways, sidewalks, swimming pools and other recreational facilities, security devices, signs and light fixtures (collectively, the "Improvements") (the Land and Improvements being collectively referred to as the "Premises"); and

            D. all right, title and interest of Seller if any, (whether now or hereafter existing) in and to all furniture, furnishings, fixtures, equipment, machinery, maintenance vehicles and equipment, tools, parts, recreational equipment, carpeting, window treatments, stationery and other office supplies, and other tangible personal property of every kind and description situated in, on, over and under the Premises or used in connection therewith, and which is not owned by tenants under the Leases (as such term is hereinafter defined), or by Seller's property manager or by third parties, together with all replacements and substitutions therefor (together with the intangible personal property hereinafter identified, collectively the "Personal Property"), a complete and accurate itemization of which is attached to this Agreement as Exhibit B; and

            E. all of the following items, if any, in Seller's possession or control, to the extent such items can be sold: existing surveys, blue prints, drawings, plans and specifications (including, without limitation, structural, HVAC, mechanical and plumbing plans and specifications) and other documentation for or with respect to the Property or any part thereof; all marketing artwork, construction drawings, soil tests, environmental reports; police reports for the prior three (3) year period; all available tenant lists and data, correspondence with past, present and prospective tenants, vendors, suppliers, utility companies and other third parties, stationery, brochures, booklets, manuals and promotional and advertising materials concerning the Property or any part thereof; any declarations, by-laws, minute books and bank accounts relating to any homeowner's associations or similar organizations affecting the Property, together with all supporting documentation relating thereto; and such other existing books, records and documents (including, without limitation, those relating to ad valorem taxes and leases) used in connection with the operation of the Property or any part thereof; and

            F. all right, title and interest of Seller in and to the Leases and those Service Contracts (as such terms are hereinafter defined) which Purchaser elects, or is required by the terms of this Agreement, to take an assignment of and the other intangible personal property now or hereafter owned by Seller or in which Seller otherwise has an interest and used in connection with or arising from the business now or hereafter conducted on or from the Property or any part thereof, including, without limitation, claims, choses in action, lease and other contract rights, names, (provided, however, that Purchaser acknowledges that Seller does not have exclusive rights in and to the name "Meadows on the Lake"), and, if available, telephone exchange numbers. A summary of all current leases affecting the Premises or any part thereof (the "Leases," with such summary being referred to in this Agreement as the "Rent Roll"), including each tenant's name, a description of the space leased, the amount of rent due and the amount of any security deposit paid (the "Security Deposits"), the term of each Lease, and a description of any right to renew or extend is attached to this Agreement as Exhibit C. A list of all employment, union, purchase, service and maintenance agreements, equipment leases and any other agreements, contracts, licenses and permits affecting or pertaining in any way to the Property or any part thereof entered into by or on behalf of Seller (the "Service Contracts") is attached to this Agreement as Exhibit D; provided, however, that such list does not include any employment agreements entered into by Seller's manager of the Property or any employees of such manager.

      2.    PURCHASE PRICE

            The total consideration to be paid by Purchaser to Seller for the Property is Nine Million Six Hundred Thousand Dollars ($9,600,000.00) which shall be paid as follows:

            A.    Earnest Money

                  (i) Upon the execution of this Agreement by Seller and Purchaser, Seller, Purchaser and Escrowee (as hereinafter defined), shall execute the Earnest Money Escrow Instructions, in the form attached hereto as Exhibit E, Purchaser shall deliver to the Chicago office of the Title Insurer (as hereinafter defined) ("Escrowee") by wire transfer the sum of One Hundred Thousand Dollars ($100,000.00). Such deposit, together with any interest earned thereon net of investment costs, is referred to in this Agreement as the "Earnest Money". If and as Purchaser directs, the Escrowee shall invest the Earnest Money in an interest bearing savings account or short term U.S. Treasury Bills or similar cash equivalent securities. Any and all interest earned on the Earnest Money shall be reported to Purchaser's federal tax identification number.

                  (ii) If the transaction contemplated by this Agreement closes in accordance with the terms and conditions of this Agreement, at Closing, the Earnest Money shall be delivered by the Escrowee to Seller as payment toward the Purchase Price. If the transaction fails to close due to a default on the part of Seller or if a contingency set forth in this Agreement for the benefit of Purchaser is not satisfied or removed, the Earnest Money shall be delivered by the Escrowee to Purchaser. If the transaction fails to close due to a default on the part of Purchaser, the Earnest Money shall be delivered by the Escrowee to Seller as Seller's sole and exclusive remedy, as more particularly provided for in Section 11(B) below.

            B.    Cash at Closing

                  At Closing, Purchaser shall pay to Seller the Purchase Price less the Earnest Money, such sum to be paid by a federal funds wire transferred no later than 12:00 p.m. Central Standard Time to an account designated by Seller in writing to Purchaser, subject, however, to such adjustments as are required by this Agreement (such amount, as adjusted, being referred to as the "Cash Balance"). Purchaser reserves the right to reasonably allocate the Purchase Price among the real, personal, intangible and other property conveyed at closing, subject to Seller's reasonable approval of such allocation.

      3.    OPERATION OF PROPERTY THROUGH CLOSING

            Through the Closing Date:

            A. Except as otherwise provided in this Section 3, Seller shall manage and operate the Property in accordance with sound and prudent business practices and keep the Premises and the related tangible Personal Property in good condition and repair, ordinary wear and tear, and damage by fire, other casualty or condemnation excepted, but subject to any obligation of Seller to repair or restore as may be required pursuant to the terms and provisions of this Agreement. Seller will not make any change in its management of the Property or in its normal and customary leasing and billing practices, but shall not apply any security deposits against rent delinquencies for occupied units or other Lease defaults without notice to and the consent of Purchaser.

            B. Seller shall not sell, mortgage, pledge, hypothecate or otherwise transfer or dispose of all or any part of the Property or any interest therein, nor shall Seller, without Purchaser's prior written consent, initiate, consent to, approve or otherwise take any action with respect to zoning or any other governmental rules or regulations presently applicable to all or any part of the Property. Notwithstanding the foregoing, Seller may in its ordinary course of business dispose of items of Personal Property provided such items are replaced with new items of comparable quality.

            C. Without the prior written consent of Purchaser, Seller shall not terminate, modify, extend, amend or renew any Lease or Service Contract or enter into any new Lease or Service Contract except in accordance with sound and prudent business practices and in no event shall any new Lease or Lease renewals provide for a monthly rental less than the rental presently being charged or be for a term in excess of twelve (12) months. Any new Lease or Service Contract entered into with Purchaser's consent shall be subject to the covenants, representations and warranties set forth in this Agreement with respect to Leases and Service Contracts.

            D. At Closing, all unoccupied rental units on the Property as of five (5) business days prior to Closing shall have been put in rent-ready condition by the Seller in accordance with Seller's customary standards for this Property, or Purchaser shall be given a credit against the Purchase Price at Closing in an amount required to put said units in rent-ready condition.

            E. As of Closing, all management contracts pertaining to the Property shall have been terminated.

            F. Seller shall comply with all federal, state, municipal and other governmental laws, ordinances, requirements, rules, regulations, notices and orders, and all agreements, covenants, conditions, easements and restrictions relating to the Property, including, without limitation, any such requirements, rules, regulations, notices or orders issued or imposed after the date of this Agreement.

            G. Seller shall promptly give written notice to the Purchaser of the occurrence of any event which affects the truth or accuracy of any representations or warranties made or to be made by Seller under or pursuant to this Agreement. Purchaser shall give Seller written notice of any event Purchaser learns of which affects the truth or accuracy of any representation or warranty made or to be made by Seller under or pursuant to this Agreement.

            H. Subject to the terms and conditions hereof, Purchaser shall have such access to the Property as is necessary for it to inspect same to assure that Seller is complying with the requirements of this Section 3.

            I. Seller shall maintain in full force and effect its existing insurance coverages.

            J. Seller shall furnish to Purchaser financial statements, Rent Rolls, and leasing status reports on a monthly basis.

      4.    STATUS OF TITLE TO PROPERTY

            A.    State of Title

                  At Closing, Seller shall convey to Purchaser or Purchaser's designee the entire fee simple estate in and to the Premises by a recordable limited warranty deed, subject only to: (i) those covenants, conditions, restrictions, reservations and easements of record, (ii) the lien of general real estate taxes for the year 1997 and subsequent years which are not yet due or payable and any lien for special taxes or assessments, including library and fire district dues, which are not yet due or payable, and (iii) the Leases (the above enumerated exceptions collectively referred to as the "Permitted Exceptions").

            B.    Preliminary Evidence of Title

                  Promptly following the execution of this Agreement by Seller and Purchaser, Purchaser shall order the following documents to evidence the condition of Seller's title to the Property and Purchaser shall provide Seller with a copy of such documents as the same are received by Purchaser:

                  (i) a commitment (the "Title  Commitment")  for an ALTA Form B
(1987) Owner's Title Insurance Policy proposing to insure Purchaser and committing to insure the Premises in the amount of the Purchase Price, issued by the Chicago office of Commonwealth Land Title Insurance Company (the "Title Insurer") and irrevocable for at least six (6) months. The Title Commitment shall be effective as of a date after the date of this Agreement and shall show fee simple title in Seller. The Owner's Title Insurance Policy to be issued to Purchaser at Closing pursuant to Section 5(B)(i)(e) below shall contain (at no additional cost to Seller) an extended coverage endorsement over the so-called general or standard exceptions which are a part of the printed form of the policy, an endorsement over any creditors' rights exceptions, a comprehensive
3.1 zoning endorsement (including coverage as to parking), the ALTA Form 103.7 access endorsement, an endorsement which keeps the Policy in effect notwithstanding a technical dissolution of the insured partnership, if applicable, coverage insuring any easements for utilities servicing the Premises that do not connect to the Premises from a public street, and such other endorsements as counsel for Purchaser shall reasonably deem appropriate;

                  (ii) written results of searches (the "UCC Searches") conducted by a company reasonably acceptable to Purchaser of the records of the County Recorder and Secretary of State of the State in which the Property is located for Uniform Commercial Code Financing Statements, tax liens and the like in the name of Seller, each co-general partner of Seller, Seller's manager of the Property, and the Property, effective as of a date after the date of this Agreement;

                  (iii) legible copies of all documents of record referred to in the Title Commitment or disclosed by the UCC Searches, and all other documents evidencing or relating to matters reflected in the Title Commitment or the UCC Searches; and

                  (iv) Seller has delivered to Purchaser a copy of Seller's existing plat of survey of the Premises dated October 12, 1994 prepared by Laurence D. Weygand (the "Existing Survey"). Upon the execution of this
Agreement by Seller and Purchaser, Purchaser shall order an update of the Existing Survey (the "Survey") from the same surveyor, in order to minimize the cost of the Survey, dated after the date of this Agreement, certified to Purchaser and the Title Insurer (and such other persons or entities as Purchaser may designate) by a surveyor registered in the State in which the Premises is located, prepared in accordance with the Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys (as jointly established and adopted in 1992 by the American Land Title Association and American Congress On Surveying and Mapping) for an Urban ALTA/ACSM LAND TITLE SURVEY (as defined therein) with Optional Survey Responsibilities and Specifications (Table A) Items 1 through 4 and Items 6 through 11 and 11(a), inclusive. The Survey shall also contain a surveyor's certification in substantially the form attached hereto as Exhibit F.

            C.    Title Defects

                  If the Title Commitment, UCC Searches or Survey (or any revision or update of any of them) discloses exceptions to title or other matters to which Purchaser objects, Purchaser shall so notify Seller prior to the expiration of the Due Diligence Period (hereinafter defined), to the extent the Title Commitment, UCC Searches or Survey (or any revision of any of them are received by Purchaser at least ten (10) days prior to the expiration of the Due Diligence Period, or otherwise within five (5) days after Purchaser's receipt of the same, and Seller shall have ten (10) days from the date of such notice ("Seller's Cure Period") to have each such unpermitted exception to title removed or bonded over, or to correct each such other matter, in each case to the satisfaction of Purchaser. If within Seller's Cure Period, Seller fails to have each such unpermitted exception removed or bonded over, or to correct each such other matter as aforesaid, Purchaser may, at its option, within two (2) business days following the expiration of Seller's Cure Period either (i) terminate this Agreement and immediately receive from the Escrowee the Earnest Money, in which event this Agreement, without further action of the parties, shall become null and void and neither party shall have any further rights or obligations under this Agreement, or (ii) elect to accept title to the Property as it then is, provided that Seller shall be obligated to remove (or cause the Title Insurer to affirmatively insure over) at Seller's expense: (a) any mortgages or deeds to secure debt securing any financing obtained by Seller, (b) any mechanics, or materialmen's liens for work done by or on behalf of Seller and (c) any other monetary liens (other than Permitted Exceptions) against Seller (provided Seller shall not be obligated to expend more than $25,000 with respect to the Premises in connection with this clause (c)). If Purchaser fails to make either such election within the time specified, Purchaser shall be deemed to have elected option (i). If Purchaser is made aware of any new title, UCC or Survey matter (not previously disclosed to Purchaser) following the expiration of the Due Diligence Period but prior to Closing, Purchaser shall notify Seller of such new matter within five (5) days after Purchaser has been made aware of same, and Seller shall have until Closing (but in any event at least thirty (30) days after it receives notice of Purchaser's objection(s), to remove, insure over or bond over such matter to Purchaser's reasonable satisfaction, and Seller and Purchaser, if necessary, shall reasonably agree to an extension of the Closing Date.

      5.    CLOSING

            A.    Closing Date

                  The "Closing" of the transaction contemplated by this Agreement (that is, the payment of the Purchase Price, the transfer of title to the Property, and the satisfaction of all other terms and conditions of this Agreement) shall be completed no later than 1:00 p.m. Central Standard Time on December 18, 1997, and shall be an escrow closing at the offices of Escrowee, or at such other time and place as Seller and Purchaser shall agree in writing; provided, however, that Purchaser, at its option, may accelerate the Closing Date upon not less than ten (10) business days' prior written notice to Seller. The "Closing Date" shall be the date of Closing. If the date of Closing above provided for falls on a Saturday, Sunday, Monday or legal holiday, the Closing Date shall be the next business day.

            B.    Closing Documents

                  (i) Seller. Not later than three (3) business days prior to the Closing Date, Seller shall deliver or cause to be delivered to Purchaser a copy of each of the following (other than the item listed in (h) below) (the original of each to be executed (if necessary) and delivered to the Escrowee at Closing):

                        (a) a limited warranty deed, subject only to the Permitted Exceptions, in the form attached hereto as Exhibit M;

                        (b) a special warranty bill of sale, in the form attached hereto as Exhibit G, sufficient to transfer to Purchaser or Purchaser's designee title to the tangible Personal Property;

                        (c) a letter advising tenants, in the form attached hereto as Exhibit H, under the Leases of the change in management of the Premises and directing them to pay rent to Purchaser or as Purchaser may direct;

                        (d) any and all affidavits, certificates or other documents reasonably and customarily required by the Title Insurer in order to cause it to issue the Owner's Title Insurance Policy in the form and condition required by this Agreement;

                        (e) an assignment and assumption of the Leases, in the form attached hereto as Exhibit I, and those Service Contracts, in the form attached hereto as Exhibit J, which Purchaser elects to take an assignment of; provided, however, that Purchaser shall be obligated to assume those Service Contracts which are either (i) not cancelable pursuant to the terms of the applicable Service Contract or (ii) not terminated prior to the Closing due to Purchaser's failure to provide to Seller timely notice in which to cancel any applicable Service Contract within the time period specified in such Service Contract;

                        (f) an updated Rent Roll (including a listing of all delinquent and prepaid rents) certified by the Seller as being true, accurate and complete as of Closing;

                        (g)  all of the  original  Leases  and  written  Service
      Contracts,   and  any  and  all  building  plans,   surveys,  site  plans,
      engineering plans and studies, utility plans, landscaping plans, development plans, specifications, drawings, marketing artwork, construction drawings, soil tests, all keys for the Property, with identification of the lock to which each such key relates, complete warranty book including all contractors and subcontractors and other documentation concerning all or any part of the Property and in the possession or control of Seller (all originals to be delivered to Purchaser at the Property at Closing);

                        (h) all bonds, warranties or guaranties, if any, which are in any way applicable to the Property or any part thereof;

                        (i) for Seller, a copy of such evidence of its power and authority as Title Insurer may reasonably require;

                        (j) Seller's affidavit, in the form attached hereto as Exhibit K, stating, under penalty of perjury, Seller's U.S. taxpayer identification number and that Seller is not a foreign person within the meaning of Section 1445 of the Internal Revenue Code;

                        (k) in the event the Property is subject to a homeowner's association or similar organization: an estoppel certificate from such association or organization meeting with Purchaser's reasonable satisfaction and otherwise substantially in the form of the proposed certificate furnished to Seller by Purchaser; any and all declarations, by-laws, minute books relating to any homeowner's association or similar organization affecting the Property; and to the extent Seller controls the homeowner's association or similar organization, an assignment of any bank accounts relating thereto and a resolution whereby new directors and/or officers, as the case may be, are appointed to the homeowner's association and the current directors and/or officers, as the case may be, resign therefrom; and

                        (l) all other documents reasonably required by Purchaser in order to perfect the conveyance, transfer and assignment of the
      Property to Purchaser or Purchaser's designee (including, without limitation, evidence of notification to all utilities of the change of ownership, an assignment of general intangibles, in the form attached hereto as Exhibit L, and the currently effective certificate of occupancy for the Premises).

                  (ii) Purchaser. At Closing, Purchaser shall deliver or cause to be delivered to Seller:

                        (a) the Cash Balance as required pursuant to Section 2(B) above;

                        (b) executed counterparts of any other documents listed in Section 5(B)(i) required to be signed by Purchaser including, but not limited to, counterparts of Exhibits I and J; and

                        (c) all other documents reasonably required by Seller or the Title Insurer in order to consummate the transaction contemplated by this Agreement.

            C.    Closing Prorations and Adjustments

                  (i) A statement of prorations and other adjustments shall be prepared by Purchaser in conformity with the provisions of this Agreement and submitted to Seller for review and approval not less than two (2) business days prior to the Closing Date. For purposes of prorations, Purchaser shall be deemed the owner of the Property on the Closing Date, provided Escrowee receives the Cash Balance from Purchaser in time to disburse or invest Seller's proceeds on behalf of Seller on the Closing Date. In addition to prorations and other adjustments that may otherwise be provided for in this Agreement, the following items are to be prorated or adjusted, as the case may require, as of the Closing
Date:

                        (a) real estate and personal property taxes and assessments, including any library and fire district dues, prorated based on 110% of the actual 1996-1997 tax bill (applicable to the period from October 1, 1996 through September 30, 1997) for the period from and after October 1, 1997;

                        (b) the rent payable by tenants under the Leases; provided, however, that rent and all other sums which are due and payable to Seller by any tenant but uncollected as of the Closing shall not be adjusted, but Purchaser shall cause the rent and other sums for the period prior to Closing to be remitted to Seller if, as and when collected. At Closing, Seller shall deliver to Purchaser a schedule of all such past due but uncollected rent and other sums owed by tenants. Purchaser shall promptly remit to Seller any such rent or other sums paid by scheduled tenants, but only if a deficiency in the then current rent is not thereby created. For amounts due Seller not collected within six (6) months after Closing, Seller shall have the right to sue to collect same, but in no event may Seller seek to evict any tenant or terminate any Lease.

                        (c) the full amount of the Security Deposits and any non-refundable pet, cleaning, administration or similar deposits paid under the Leases, together with interest thereon if required by law or otherwise;

                        (d) water, electric, telephone and all other utility and fuel charges, and any assignable deposits with utility companies (to the extent possible, utility prorations will be handled by meter readings on the Closing Date);

                        (e) amounts due and prepayments under the Service Contracts;

                        (f)   assignable license and permit fees;

                        (g) any previously paid signing bonus or similar payment relating to any laundry room, cable television, telephone or similar agreement in effect as of the Closing; and

                        (h) other income and expenses of operation and similar items.

All prorations shall be final.

                  (ii) Notwithstanding anything to the contrary contained in this Agreement, Seller shall cause its agent to be responsible for and pay at or prior to Closing all amounts due through Closing for employees' salaries, vacation pay, withholding and payroll taxes, and other benefits, and any other such fees affecting the Property. If and to the extent Seller or Seller's agent has not paid all such amounts as of Closing, Purchaser shall receive a credit against the Purchase Price in an amount equal to the amount not so paid. If and as requested by Purchaser, Seller shall cause Seller's agent to terminate as of Closing employees who work at the Property. Seller hereby represents to Purchaser that it has no employees who are employed in connection with the Property and is not a party to any collective bargaining agreement and maintains no employee benefit plans with respect thereto. Seller shall indemnify and hold Purchaser harmless from any and all obligations and other matters relative to any terminated employees and, with respect to any employees not terminated, applicable to the period prior to Closing, including attorneys' fees incurred by Purchaser in connection therewith.

            D.    Closing Costs

                  All transfer taxes, documentary stamps, intangible taxes and similar taxes or charges, recording costs, title insurance costs, UCC search and document costs, survey costs and all costs incurred to satisfy and release any liens or encumbrances (including any recording charges in connection with such satisfaction and release and any loan prepayment fee or expenses) shall be paid by Seller. Purchaser shall be responsible for its own due diligence fees, including, without limitation, fees for engineering and environmental reports, lease and expense audits and termite inspections. Seller and Purchaser shall, however, be responsible for the fees of their respective attorneys.

            E.    Possession

                  Upon Closing, Seller shall deliver to Purchaser full and complete possession of the Property, subject only to Permitted Exceptions.

      6.    CASUALTY LOSS AND CONDEMNATION

            A. If, prior to Closing, the Property or any part thereof shall be condemned, or destroyed or materially damaged by fire or other casualty (that is, damage or destruction which Purchaser reasonably believes could be in excess of $150,000.00 or which impedes access), Purchaser shall have the option either to terminate this Agreement or to consummate the transaction contemplated by this Agreement notwithstanding such condemnation, destruction or material damage. If Purchaser elects to consummate the transaction contemplated by this Agreement, Purchaser shall be entitled to receive the condemnation proceeds or settle the loss under all policies of insurance applicable to the destruction or damage and receive the proceeds of insurance applicable thereto, and Seller shall, at Closing and thereafter, execute and deliver to Purchaser all required proofs of loss, assignments of claims and other similar items. If Purchaser elects to terminate this Agreement, the Earnest Money shall be returned to Purchaser by Escrowee, in which event this Agreement shall, without further action of the parties, become null and void and neither party shall have any rights or obligations under this Agreement.

            B. If, prior to Closing, there is any other damage or destruction (that is, damage or destruction which Purchaser reasonably believes could be $150,000.00 or less, or which does not impede access) to the Property or any part thereof, Seller shall either repair such damage prior to Closing or allow Purchaser a credit against the Purchase Price in an amount equal to the reasonably estimated cost of repair. If Purchaser elects to take an assignment of all insurance claims as provided for in this Section 6, Purchaser shall receive at Closing a credit against the Cash Balance in an amount equal to any deductible(s) and uninsured amounts applicable thereto.

      7.    REPRESENTATIONS AND WARRANTIES

            A. Seller represents and warrants to Purchaser that the following are true, complete and correct as of the date of this Agreement, subject to the terms and provisions of Section 7(C) hereof:

                  (i) Seller is the present fee simple title holder of the Property and, except for the Permitted Exceptions and those certain documents, instruments and agreements evidencing and securing that certain loan (the "Existing Loan") made to Seller by South Trust Bank, National Association, which are particularly described in Schedule I hereto (the "Existing Loan Documents"), the Property is free and clear of all liens and encumbrances. Seller has not entered into any agreement to lease, sell, mortgage or otherwise encumber or dispose of its interest in the Property or any part thereof, except for this Agreement, the Permitted Exceptions and the Existing Loan Documents. At closing, Seller shall pay in full the Existing Loan. Promptly following the Closing, Seller shall cause all of the Existing Loan Documents to be satisfied and released, which obligation, notwithstanding anything to the contrary contained herein, shall survive the Closing indefinitely.

                  (ii) Except as set forth on Schedule I hereto, Seller has received no notice of and has no actual knowledge of any action, proceeding or investigation which is pending, nor to the knowledge of Seller is any such action, proceeding or investigation threatened, against Seller or the Property or any part thereof (including, without limitation, any action, proceeding or investigation which challenges or impairs Seller's ability to execute, deliver or perform this Agreement, or any condemnation or exercise of the right of eminent domain or bankruptcy) before any court or governmental department, commission, board, agency or instrumentality; and Seller does not know of any basis for any such action, proceeding or investigation. Except for the Permitted Exceptions, Seller has received no notice of any special assessments, taxes, levies or judgments against any portion of the Property.

                  (iii) Except for the existing property management agreement for the Property (which shall be terminated by the Seller at the Closing), the Service Contracts described on Exhibit D attached hereto comprise every contract, agreement, relationship and commitment, oral or written, other than the Leases, the Permitted Exceptions and the Existing Loan Documents, to which the Seller is a party, or by which it is bound. To Seller's knowledge, neither Seller nor any other party is in default under the terms of any applicable Service Contract. To the best of Seller's actual knowledge, as of the Closing Date, there shall be no earned but unpaid management fees owing by Seller to any third parties with respect to the Property.

                  (iv) Seller is duly organized, validly existing and qualified and empowered to conduct its business, and has full power and authority to enter into and fully perform and comply with the terms of this Agreement. Neither the execution and delivery of this Agreement nor its performance by Seller will conflict with or result in the breach of any contract, agreement, law, rule or regulation to which Seller is a party or by which it is bound.

                  (v) All information set forth on Exhibit C is true and correct in all material respects with respect to all existing Leases. To the best of Seller's knowledge, all such Leases are in full force and effect. To Seller's knowledge, no commissions to any broker or leasing agent are due or will become due on account of any of the Leases or upon extension or renewal of the original term thereof, or upon the leasing of additional space in the Property, whether or not pursuant to an option or other rights contained in such lease. Except as listed on Exhibit C, to Seller's knowledge, no default exists or is claimed to exist on the part of the tenant under any of the Leases and no event or condition exists which, with the giving of notice, passage of time or both could constitute such a default. No right or claim of set-off against rent exists or has been asserted by any tenant under the Leases. Exhibit C discloses all security and other deposits made by each of the tenants under the Leases, and no tenant is entitled to any rebate or concession which is not disclosed on Exhibit
C. Seller has not received any advance payment of rent (other than for the current month) on account of any of the Leases except as shown in Exhibit C. There are no written or oral leases or tenancies affecting the Property other than those listed in Exhibit C.

                  (vi) All operating statements, general ledgers, rent rolls and property collection and deposit reports, which pertain to the Property and which are dated since the date of the last audit, heretofore or hereafter furnished by Seller to Purchaser are and shall be true, complete and correct, in all material respects, as of the dates therein specified.

                  (vii) All contractors, subcontractors, suppliers, architects, engineers, and others who have performed services, labor, or supplied material in connection with Seller's ownership, operation, maintenance, repair and management of the Property have been or at the Closing will be paid in full and all liens arising therefrom (or claims which with the passage of time or notice or both, could mature into liens) have been satisfied and released.

            B. It shall be a condition of Closing that as of the Closing, each of the warranties and representations set forth in Section 7(A) above shall be true, complete and correct in all material respects, except for changes in the operation of the Property occurring prior to Closing which are specifically permitted by this Agreement, and that all management contracts pertaining to the Property shall be terminated at Closing. If any condition described in the immediately preceding sentence is not satisfied, Purchaser shall have available to it the rights and remedies described in Section 14C below.

            C. Except as set forth in this Agreement, Purchaser acknowledges and agrees that (i) Seller has not made and does not make any covenant, representation or warranty, either expressed or implied, regarding (A) the physical condition of the Property or any portion thereof or (B) whether hazardous or toxic waste or materials, including without limitation, asbestos, radon, formaldehyde, lead-based paints and polychlorinated biphenyls (PCBs), are present in, on, under, upon or adjacent to the Property, (ii) Purchaser has been given the right pursuant to the terms of this Agreement to conduct such inspections, examinations and surveys, and otherwise do that which, in the opinion of Purchaser, is necessary to determine condition of the Property and the suitability of the Property for the uses intended by Purchaser, (iii) the representations and warranties set forth in Section 7(A) above are made solely by The Meadows Partnership, a Virginia general partnership Daniel Realty Investment Corporation - Meadows II, a Virginia corporation ("Daniel"), which is one of the co-general partners of Seller. In the event of the breach by Seller of any of the representations and warranties set forth in Section 7(A) above, Purchaser's sole and exclusive recourse shall be against Daniel, and Purchaser does hereby waive, release and forever discharge Paine Webber Income Properties Seven Limited Partnership from and against any and all loss, cost, claim, liability and expense, including attorneys' fees and court costs, suffered, paid or incurred by Purchaser as a result of or in connection with the breach by Seller of any of the representation and warranties set forth in Section 7(A) above. Each of the representation and warranties made by Seller pursuant to
Section 7(A) above, is made to the best of Daniel's knowledge which shall, for the purposes of this Agreement, be limited to the personal knowledge of (i) the officers and directors of the managing general partner of Daniel and (ii) the on-site resident manager and maintenance supervisor employed by Seller's property management company for the Property. Purchaser acknowledges and agrees that, except for the specific representations and warranties set forth in
Section 7(A) above, no agent or employee of Seller or the property management company employed by Seller to manage and lease the Property has any right or authority to make any statements, evaluations, speculations, opinions, prognoses, determinations, covenants, representations or warranties (collectively, the "Warranties") on behalf of Seller and no such Warranties, regardless of by whom made, may be relied upon by Purchaser nor shall any such Warranties be binding on Seller. Except as expressly provided above (and subject to the limitations set forth above), the knowledge of any employee or agent of Seller or the property management company employed by Seller to manage and lease the Property shall not be imputed to Seller. Purchaser further acknowledges and agrees that the Property is to be sold and conveyed to, and accepted by, Purchaser in its present "AS IS" CONDITION, WITH ALL FAULTS, IF ANY, AND WITHOUT ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING FITNESS FOR A PARTICULAR PURPOSE, EXCEPT AS OTHERWISE SET FORTH HEREIN. The representations and warranties of Seller set forth in Section 7A above shall survive only until December 31, 1998, and Purchaser shall have the right to bring an action thereon only if Purchaser has given Seller written notice on or before December 31, 1998 of a breach by Seller of any of the representations and warranties set forth in
Section 7(A) above setting forth the nature and basis of its claim.

      8.    SCHEDULES

            Seller has previously furnished or will furnish to Purchaser within three (3) business days following the date hereof:

            A.    True,  correct and complete  copies of each written  Service
Contract;

            B. To the extent in Seller's possession or control, copies of all environmental reports, termite inspection reports and/or bonds, soil tests and police reports (within a three (3) year period) in Seller's possession;

            C. Access to or a true, correct and complete copy of each written Lease and a true, correct and complete summary of each oral Lease;

            D. Copies of all operating statements for the Property which are in the possession or control of Seller for any time during the period commencing with the first day of the second full calendar year preceding the date of this Agreement and ending on the date of this Agreement; and

            E. Copies of the most recent survey of and title policy or commitment for the Premises in the possession or control of Seller.

      9.    CONDITIONS PRECEDENT

            At the option of Purchaser, the obligations of Purchaser under this Agreement are contingent and conditional upon any one or more of the following, the failure of any of which shall, at the request of Purchaser and after the return to Purchaser of the Earnest Money, render this Agreement null and void:

                  A. Purchaser shall have from the date hereof through and including December 16, 1997, within which to inspect the Property (the "Due Diligence Period"). If for any reason whatsoever Purchaser determines that the Property is unsuitable for its purposes in its sole and absolute discretion, and Purchaser notifies Seller of such decision within said Due Diligence Period, the Earnest Money shall be returned to Purchaser, at which time this Agreement shall be null and void and neither party shall have any rights or obligations under this Agreement. Purchaser's failure to object within said Due Diligence Period, shall be deemed a waiver by Purchaser of the condition contained in this Section 9(A). From the date of this Agreement through Closing, Purchaser and its agents, engineers, surveyors, appraisers, auditors and other representatives shall have the right to enter upon the Property, provided Purchaser is accompanied by a representative or agent of Seller, to inspect, examine, survey, obtain engineering inspections and environmental studies, appraise, and otherwise do that which, in the opinion of Purchaser, is necessary to determine the boundaries, acreage and condition of the Property and to determine the suitability of the Property for the uses intended by Purchaser (including, without limitation, inspect, review and copy any and all documents in the possession or control of Seller, its agents, contractors or employees, and which pertain to the construction, ownership, use, occupancy or operation of the Property or any part thereof). Purchaser shall restore any damage caused by its entrance onto or inspection of the Property. Also during such time period, Seller shall make all of Seller's books, files and records relating in any way to the Property available for examination by Purchaser and Purchaser's agents and representatives, who shall have the right to make copies of such books, files and records and to extract therefrom such information as they may desire, and who shall have the right to audit and have certified, thoroughly and completely, all income and expenses, profits and losses, and operational results of the Property for the two (2) calendar years prior to the date of Closing and for the current calendar year to date. Prior to the expiration of the Due Diligence Period, Purchaser shall provide Seller with written notice of which Service Contracts it elects to take an assignment of. If Purchaser terminates this Agreement pursuant to this Section 9A, upon Seller's request, Purchaser shall return or destroy all materials provided by Seller to such Purchaser pertaining to the Property.

            B. Each and every representation and warranty of Seller is true, correct and complete as of Closing.

            C. As of Closing, Seller shall have fully performed and satisfied each and every obligation, term and condition to be performed and satisfied by Seller under this Agreement.

            D. Purchaser shall receive, at Seller's expense, an Owner's Title Insurance Policy (or marked-up commitment therefor) insuring fee simple title to the Premises in Purchaser (or Purchaser's designee, if applicable) in the amount of the Purchase Price subject only to Permitted Exceptions, and otherwise in the form and condition required by this Agreement.

            E. Notwithstanding anything contained herein to the contrary, the obligations of Purchaser and Seller hereunder are expressly made subject to the simultaneous closing of the purchase and sale transaction contemplated by that certain Agreement for Purchase of Real Estate and Related Property dated as of the date hereof by and between Daniel Meadows II General Partnership, a Virginia general partnership, as seller, and Purchaser, as purchaser, with respect to that certain 200 unit apartment complex situated directly adjacent to the Property known as "Meadows in the Park Apartments" (the "Contemporaneous Sales Condition"). If the Contemporaneous Sales Condition has not been satisfied on or before the Closing Date, then this Agreement shall, unless otherwise mutually agreed in writing by both Seller and Purchaser, automatically terminate, the Earnest Money shall be returned to Purchaser and, except for those obligations of the parties which by their terms expressly survive the termination of this Agreement, neither party shall have any further obligation or liability to the other hereunder.

      10.   BROKERAGE

            Seller agrees to pay any brokerage commissions due to Daniel Realty Corporation ("DRC") for services rendered in connection with the sale and purchase of the Property pursuant to a separate agreement between Seller and DRC. Said brokerage commission shall become due and payable only upon a successful close of the transaction contemplated herein. Seller shall indemnify, defend and hold Purchaser harmless from and against any and all claims of all brokers and finders claiming by, through or under Seller and in any way related to the sale and purchase of the Property pursuant to this Agreement, including, without limitation, attorneys fees incurred by Purchaser in connection with such claims. Purchaser shall indemnify, defend and hold Seller harmless from and against any and all claims of all brokers and finders (other than DRC) claiming by, through or under Purchaser and in any way related to the sale and purchase of the Property pursuant to this Agreement, including, without limitation, attorneys fees incurred by Seller in connection with such claims.

      11.   DEFAULTS AND REMEDIES

            A. Notwithstanding anything to the contrary contained in this Agreement, if Seller fails to perform in accordance with the terms of this Agreement, at Purchaser's option, either (i) the Earnest Money shall be returned to Purchaser and Purchaser shall have the right to receive from Seller its actual, out-of-pocket costs and expenses incurred in the preparation of this Agreement and the performance of its due diligence hereunder, not to exceed $25,000 in the aggregate (at which time this Agreement shall be null and void and neither party shall have any rights or obligations under this Agreement), or
(ii) Purchaser may sue for specific performance of this Agreement.

            B. Notwithstanding anything to the contrary contained in this Agreement, if Purchaser fails to perform in accordance with the terms of this Agreement, the Earnest Money shall be forfeited to Seller as liquidated damages (which shall be Seller's sole and exclusive remedy against Purchaser), at which time this Agreement shall be null and void and neither party shall have any rights or obligations under this Agreement. Seller acknowledges and agrees that
(i) the Earnest Money is a reasonable estimate of and bears a reasonable relationship to the damages that would be suffered and costs incurred by Seller as a result of having withdrawn the Property from sale and the failure of Closing to occur due to a default of Purchaser under this Agreement; (ii) the actual damages suffered and costs incurred by Seller as a result of such withdrawal and failure to close due to a default of Purchaser under this Agreement would be extremely difficult and impractical to determine; (iii) Purchaser seeks to limit its liability under this Agreement to the amount of the Earnest Money in the event this Agreement is terminated and the transaction contemplated by this Agreement does not close due to a default of Purchaser under this Agreement; and (iv) the Earnest Money shall be and constitute valid liquidated damages.

      12.   INDEMNIFICATION

            A. By Purchaser. Purchaser shall hold harmless, indemnify and defend Seller from and against: (i) any and all actual loss, actual damage or third party claims in any way arising from Purchaser's inspections or examinations of the Property prior to the Closing Date; (ii) any and all third party claims, debts and liabilities affecting or related to the Property or the ownership or operation thereof and arising during or applicable to the period from and after the Closing Date; and (iii) all costs and expenses, including reasonable attorney's fees, incurred by Seller as a result of the foregoing.

            B. By Seller. Seller shall hold harmless, indemnify and defend Purchaser from and against: (i) any and all third party claims, debts and liabilities affecting or related to the Property or the ownership or operation thereof and arising during or applicable to the period prior to the Closing Date; and (ii) all costs and expenses, including reasonable attorney's fees, incurred by the Purchaser as a result of such claims.

            C. Generally. Each indemnification under this Agreement shall be subject to the following provisions: The indemnitee shall notify indemnitor of any such claim against indemnitee within thirty (30) days after it has written notice of such claim, but failure to notify indemnitor shall in no case prejudice the rights of indemnitee under this Agreement unless indemnitor shall be prejudiced by such failure and then only to the extent of such prejudice. Should indemnitor fail to discharge or undertake to defend indemnitee against such liability within fifteen (15) business days after the indemnitee gives the indemnitor written notice of the same, then indemnitee may settle such liability, and indemnitor's liability to indemnitee shall be conclusively established by such settlement, the amount of such liability to include both the settlement consideration and the reasonable costs and expenses, including attorneys' fees, incurred by indemnitee in effecting such settlement.

            D. Each of the indemnifications under this Agreement shall survive only until December 31, 1998, and Purchaser or Seller, as applicable, shall have the right to bring an action thereon only if it has given the other party written notice on or before December 31, 1998 of any claim set forth in Section 12 setting forth the nature and basis of its claim.

      13.   SECTION 1031 EXCHANGE

            Purchaser may structure the acquisition of the Property as a like-kind exchange under Internal Revenue Code Section 1031 at Purchaser's sole cost and expense. Seller shall reasonably cooperate therein, provided that Seller shall incur no material costs, expenses or liabilities in connection with Purchaser's exchange and Seller shall not be required to take title to or contract for purchase of any other property. If Purchaser uses a qualified intermediary to effectuate the exchange, any assignment of the rights or obligations of Purchaser hereunder shall not relieve, release or absolve Purchaser of its obligations to Seller.

      14.   MISCELLANEOUS

            A. Neither this Agreement nor any interest hereunder shall be assigned or transferred by Seller. Purchaser may assign or otherwise transfer its interest under this Agreement to any entity directly or indirectly controlled by Equity Residential Properties Trust. As used in this Agreement, the term "Purchaser" shall be deemed to include any permitted assignee or other transferee of the initial Purchaser. Upon any such transfer by a Purchaser, such Purchaser shall not be relieved of any liability under this Agreement. Subject to the foregoing, this Agreement shall inure to the benefit of and shall be binding upon Seller and Purchaser and their respective successors and assigns.

            B. This Agreement constitutes the entire agreement between Seller and Purchaser with respect to the Property and shall not be modified or amended except in a written document signed by Seller and Purchaser. Any prior agreement or understanding between Seller and Purchaser concerning the Property is hereby rendered null and void.

            C. If any of Seller's representations, covenants and warranties contained in this Agreement shall not be true, correct and complete upon Closing, at Purchaser's option either (i) the Earnest Money shall be returned to Purchaser and Purchaser shall have the right to receive from Seller its actual, out-of-pocket costs and expenses incurred in the preparation of this Agreement and the performance of its due diligence hereunder, not to exceed $25,000 in the aggregate (at which time this Agreement shall be null and void and neither party shall have any rights or obligations under this Agreement), or (ii) Purchaser may proceed to Closing thereby waiving any such breach.

            D. Seller acknowledges that audited financial statements pertaining to the Property for one prior calendar year of operation and the portion of the calendar year in which the Closing occurs up to the Closing Date are required to be filed by the Purchaser with the Securities and Exchange Commission after the Closing. Accordingly, Seller agrees to provide Purchaser and its representatives with access to Seller's books and records after the Closing upon reasonable advance notice in order to conduct the required audit.

            E. Time is of the essence of this Agreement. In the computation of any period of time provided for in this Agreement or by law, the day of the act or event from which the period of time runs shall be excluded, and the last day of such period shall be included, unless it is a Saturday, Sunday, or legal holiday, in which case the period shall be deemed to run until the end of the next day which is not a Saturday, Sunday, or legal holiday.

            F. All notices, requests, demands or other communications required or permitted under this Agreement shall be in writing and delivered personally or by certified mail, return receipt requested, postage prepaid, by facsimile transmission, or by overnight courier (such as Federal Express), addressed as follows:

                  1.     If to Seller:

                        c/o Daniel Corporation
                        1200 Corporate Drive
                        Suite 250
                        Birmingham, Alabama  35242
                        Phone:  205/991-4777
                        Facsimile:  205/995-0526

                           Attention: John C. Gorecki

                        and

                       PaineWebber Income Properties Seven
                          Limited Partnership
                        265 Franklin Street
                        Boston, Massachusetts 02110
                        Phone: 617/439-8123
                        Facsimile: 617/345-8752

                           Attention: Rock M. D'Errico

                        With a copy to:

                        Bradley Arant Rose & White LLP
                        1400 Park Place Tower
                        2001 Park Place North
                        Birmingham, Alabama  35203
                        Phone:  205/521-8429
                        Facsimile:  205/252-0264

                         Attention Stephen R. Monk, Esq.

                        and

                        Goodwin Procter & Hoar, LLP
                        Exchange Place
                        Boston, Massachusetts 02109
                        Phone: 617/570-1995
                        Facsimile: 617/227-8591

                         Attention: Andrew Sucoff, Esq.


                  2.    If to Purchaser:

                        c/o Equity Residential Properties Trust
                        Two North Riverside Plaza, Suite 400
                        Chicago, Illinois 60606
                        Phone: 312/474-1300
                        Facsimile: 312/454-9276

                          Attention: Douglas Crocker II
                                     President

                        With a copy to:

                       Equity Residential Properties Trust
                       Two North Riverside Plaza, Suite 400
                       Chicago, Illinois 60606
                       Phone: 312/474-3966
                       Facsimile: 312/454-0039

                          Attention:  Yasmina Rahal
                                      Vice President - Legal

All notices given in accordance with the terms hereof shall be deemed given and received when sent or when delivered personally. Either party hereto may change the address for receiving notices, requests, demands or other communication by notice sent in accordance with the terms of this Section.

            G. This Agreement shall be governed and interpreted in accordance with the laws of the State of Alabama.

            H. This Agreement may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument, with the same effect as if all the parties to this Agreement had executed the same counterpart.

            I. This Agreement constitutes an offer by Purchaser which must be accepted by Seller on or before three (3) days after the date this Agreement is signed by Purchaser. If the Agreement is not so accepted and returned to Purchaser within said three (3) day period, this offer shall be deemed revoked. The date of this Agreement shall be the date on which Seller signs this Agreement as indicated below the signature line for Seller.

            J. Purchaser acknowledges and agrees that, except with respect to the representations and warranties contained in this Agreement, it will be purchasing the Property based upon its inspections and investigations of the Property, and that Purchaser will be purchasing the Property "AS IS" based upon the condition of the Property as of the date of this Agreement, wear and tear and loss by fire or other casualty or condemnation excepted, but subject to any obligation of Seller to repair or restore as may be required pursuant to the terms and provisions of this Agreement.

            K. Seller has made or will make certain written information ("Confidential Information") available to Purchaser for review. Confidential Information shall not be deemed to include information which (i) is or becomes generally available to Purchaser on a non-confidential basis, (ii) is or becomes generally available to the public or (iii) is required to be disclosed by law, SEC reporting requirements, regulation, court order or similar governmental mandate. Purchaser agrees that the Confidential Information provided is confidential, and that it will not disclose the Confidential Information to any person, firm or entity without prior written authorization from Seller; except that the Confidential Information may be disclosed to Purchaser's partners (direct and indirect), employees, legal counsel, lenders, potential members, members (direct and indirect), officers, directors, investors, credit rating agencies, accountants, agents and representatives and insurance companies or any entity controlled directly or indirectly by Purchaser. The terms of this provision shall survive the termination of this Agreement pursuant to Section 9(A) hereof, provided, however, they shall expire on the earlier to occur of (i) the sale of the Property to Purchaser or any affiliate or assignee of Purchaser or (ii) six (6) months from the date hereof. Notwithstanding the foregoing, no person shall be liable for punitive or consequential damages for any cause of action resulting from use or disclosure of the Confidential Information.

[Signature Page to Agreement for Purchase of Real Estate and Related Property
                                   follows]

                                     SELLER:

                                    DANIEL MEADOWS PARTNERSHIP, a Virginia general partnership

                                    By:   THE MEADOWS PARTNERSHIP,  a Virginia
                                          general partnership,  Its Co-General
                                          Partner

                                          By:   Daniel    Realty    Investment
                                                Corporation   -   Meadows,   a
                                                Virginia   corporation,    Its
                                                Managing General Partner



                                                By:/s/ John C. Gorecki
                                                   -------------------
                                                Title: Senior Vice President
                                                Date:  November 12, 1997

                                    By:   PAINE   WEBBER   INCOME   PROPERTIES
                                          SEVEN   LIMITED    PARTNERSHIP,    a
                                          Delaware  limited  partnership,  Its
                                          Co-General Partner

                                          By:   Seventh   Income    Properties
                                                Fund,    Inc.,    a   Delaware
                                                corporation,    Its   Managing
                                                General Partner


                                                By:/s/ Stephen C. Nason
                                                   -------------------
                                                Title: Vice President
                                                Date: November 12, 1997


                                   PURCHASER:

                                    ERP  OPERATING  LIMITED  PARTNERSHIP,   an
                                    Illinois limited partnership

                                    By:   Equity Residential Properties
                                          Trust, a Maryland real estate
                                          investment trust, its general
                                          partner


                                          By:/s/ Yasmina Rahal
                                             -----------------
                                          Title:  Vice President
                                          Date:  November 12, 1997

                                    EXHIBITS

                              A - Legal Description
                              B - Personal Property
                                  C - Rent Roll
                              D - Service Contracts E - Earnest Money Escrow Instructions F - Survey Certification G -General Warranty Bill of Sale H - Tenant Notice Letter I - Assignment and Assumption of Leases and
                                   Security Deposits
                              J  - Assignment and Assumption of Maintenance
                                   and Service Contracts
                              K  - Certificate of Non-Foreign Status
                              L  - Assignment of General Intangibles
                              M  - Limited Warranty Deed


                                    SCHEDULES

                              I  - Existing Loan Documents
                              II - Actions, Proceedings or Investigations

                                    EXHIBIT E

                         MEADOWS ON THE LAKE APARTMENTS
                             SHELBY COUNTY, ALABAMA

                        EARNEST MONEY ESCROW INSTRUCTIONS


                                 Escrow Officer:
                              Escrow No.:
                              Phone No.:
                                 Facsimile No.:
                                  Date: , 1997


TO:   Commonwealth Land Title Insurance Company
      30 North LaSalle Street
      Chicago, Illinois  60602
      Attn:

The amount of One Hundred Thousand Dollars ($100,000) (which, together with all interest earned thereon, is hereinafter referred to as the "Escrow Deposit") is deposited with the Chicago Office of Commonwealth Land Title Insurance Company in escrow by ERP Operating Limited Partnership, an Illinois limited partnership, the "Purchaser" under that certain Agreement for Purchase of Real Estate and Related Property (the "Agreement"), dated as of November ___, 1997, with Daniel Meadows Partnership, a Virginia general partnership, as the "Seller".

As escrowee, you are hereby directed to hold, deal with and dispose of the Escrow Deposit in accordance with the following terms and conditions:

1.    You are to hold the Escrow  Deposit  until:  (a) you are in receipt of a joint order by the undersigned Seller and Purchaser as to the disposition of the Escrow Deposit; or (b) you are in receipt of a written demand (the "Demand") from either Seller or Purchaser for the payment of the Escrow Deposit or any portion thereof. If you receive a Demand from Purchaser on or before December 16, 1997 (the expiration of the Due Diligence Period, as such term is defined in the Agreement, as amended), then you shall immediately comply with the Demand without the necessity of giving notice to Seller and notwithstanding any contrary instruction you may receive from Seller. Upon receipt of any Demand (other than a Demand from Purchaser on or before December 16, 1997 as provided above), you are directed to so notify the other party, enclosing a copy of the Demand. If within five (5) days after the non-demanding party has received or is deemed to have received your notice of your receipt of the Demand, you have not received from the non-demanding party its notice of objection to the Demand, then you are to disburse the Escrow Deposit as requested by the Demand. If within said five-day period you receive from the non-demanding party its notice of objection to the Demand, then you are to continue to hold the Escrow Deposit until you are in receipt of a joint order as aforesaid, but after sixty (60) days you may deposit the Escrow Deposit with a Court of competent jurisdiction.

2. Notwithstanding the foregoing, as escrowee, you are hereby expressly authorized to regard and to comply with and obey any and all orders, judgments or decrees entered or issued by any Court, and in case you obey or comply with any such order, judgment or decree of any Court, you shall not be liable to either of the parties hereto or any other person or entity by reason of such compliance, notwithstanding any such order, judgment or decree be entered without jurisdiction or be subsequently reversed, modified, annulled, set aside or vacated. In case of any suit or proceeding regarding these Escrow Instructions, to which you are or may at any time be a party, the undersigned Seller and Purchaser agree that the non-prevailing party shall pay to you upon demand all reasonable costs and expenses incurred by you in connection herewith.

3. As escrowee, you shall invest the Escrow Deposit in an interest-bearing savings or money market account or short term U.S. Treasury Bills or similar cash equivalent securities, as the undersigned Purchaser may direct. Any interest earned on the Escrow Deposit, after you deduct your customary investment charges, shall become and be deemed to be a part of the Escrow Deposit.

4. All notices or other communications hereunder shall be in writing and shall be personally delivered or sent by overnight courier (such as Federal Express), by facsimile transmission or by first class United States Mail, postage prepaid, registered or certified (return receipt requested) to the respective addresses for the Seller, Purchaser and escrowee as herein provided. A notice is given on the date it is personally delivered, sent by overnight courier or facsimile transmission, or deposited with the United States Mail for delivery as aforesaid. A notice is received on the date it is personally delivered, the day after sent if sent by overnight courier or facsimile transmission or, if sent by mail as aforesaid, on the date noted on the return receipt.

5. Either Purchaser or Seller, as applicable, may act hereunder either directly or through the following individuals:
                        Purchaser:
                        Yasmina Rahal or Jane Matz
                        Equity Residential Properties Trust
                        Two N. Riverside Plaza, Suite 400
                        Chicago, Illinois 60606
                        Phone:  312/466-3966 or 466-3859
                        Facsimile:  312/454-0039

                        Seller:
                        Stephen R. Monk
                        Bradley Arant Rose & White LLP
                        1400 Park Place Tower
                        2001 Park Place North
                        Birmingham, Alabama  35203
                        Phone:  205/521-8429
                        Facsimile:  205/252-0264

6. This Escrow Agreement is being entered into to implement the Agreement and shall not (nor be deemed to) amend, modify or supersede the Agreement or act as a waiver of any rights, obligations or remedies set forth therein; provided, however, that you may rely solely upon these Escrow Instructions.

7. This Escrow Agreement may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument, with the same effect as if all the parties to this Escrow Agreement had executed the same counterpart.

Agreed and Acknowledged this _____ day of November, 1997


SELLER:                                 PURCHASER:

DANIEL MEADOWS PARTNERSHIP,  a Virginia ERP OPERATING LIMITED PARTNERSHIP, an
general partnership                     Illinois limited partnership

By:   The   Meadows   Partnership,a      By: Equity Residential Properties
     Virginia general partnership,  its     Trust, a Maryland real estate
     Co-General Partner                     investment, its general partner

     By:   Daniel   Realty   Investment
         Corporation  -  Meadows  II, a
         Virginia   corporation,    its
         Co-General Partner

                By:                         By:
                Its:                        Its:

By:  Paine  Webber  Income   Properties
     Seven   Limited   Partnership,   a
     Delaware limited partnership,  its
     Co-General Partner

     By:  Seventh   Income   Properties
         Fund,    Inc.,    a   Delaware
         corporation,    its   Managing
         General Partner

                 By:
                 Its:


Address:                                           Address:

c/o Daniel Corporation                          c/o Equity Residential
Properties Trust
1200 Corporate Drive, Suite 250                 Two  North  Riverside   Plaza,
Suite 400
Birmingham, Alabama  35242                      Chicago, Illinois 60606
Phone:  205/991-4777                            Phone:  312/466-3966
Facsimile:  205/995-0526                        Facsimile:  312/454-0039

Attn: John C. Gorecki                     Attn:  Yasmina Rahal

Agreed and Acknowledged this   day of November, 1997


Commonwealth Land Title Insurance Company

By:
      Title:

                                    EXHIBIT F

                              SURVEY CERTIFICATION


To ERP Operating Limited Partnership,  an Illinois limited partnership,  and its
affiliates,   Daniel  Meadows   Partnership,   a  Virginia  general  partnership
("Seller") and Commonwealth Land Title Insurance Company (the "Title Company"):

The undersigned  Registered Public Surveyor (the "Surveyor")  hereby states that
(a) this plat of survey and the property description set forth hereon are true and correct and prepared from an actual on-the-ground survey of the real property (the "Property") shown hereon; (b) such survey was conducted by the Surveyor, or under his supervision; (c) all monuments shown hereon actually exist and the location, size and type of material thereof are correctly shown;
(d) except as shown hereon, there are no encroachments onto the Property or protrusions therefrom, there are no improvements on the Property, there are no visible easement or rights-of-ways on the Property and there are no visible discrepancies, conflicts, shortages in area or boundary line conflicts; (e) the size, location and type of improvements are as shown hereon, and all are located within the boundaries of the Property and set back from the Property lines the distances indicated; (f) the Property has access to and from a public roadway;
(g) all known recorded easements have been correctly platted hereon; (h) the boundaries, dimensions and other details shown hereon are true and correct; (i) per the Federal Insurance Administration Flood Insurance Rate Map for Shelby County, Alabama, the Property is not within an area designated as having special flood hazards; (j) the Surveyor has reviewed the legal description of the land adjacent to the Property and no conflict exists with the common boundary lines.

The surveyor expressly understands and agrees that (a) this statement is made for the benefit of ERP Operating Limited Partnership, an Illinois limited partnership, and its affiliates, the Title Company and the Seller; (b) ERP Operating Limited Partnership, an Illinois limited partnership, and its affiliates, the Title Company and the Seller are entitled to rely on this plat of survey as being true and accurate; and (c) the consideration paid to the Surveyor for the preparation and certification of such survey has been paid, in part, for the benefit of ERP Operating Limited Partnership, an Illinois limited partnership, and its affiliates, the Title Company and the Seller, in anticipation of their reliance hereon.

The undersigned certifies to the best of his professional knowledge, information and belief that this map or plat and the Survey on which it is based were made
(i) in accordance with "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys," jointly established and adopted by ALTA and ACSM in 1992; (ii) in accordance with the "Survey Requirements for Equity Residential Properties Trust Surveys, "includes items 1, 2, 3, 4, 6, 7(a), 7(b)(1), 8, 9, 10, 11, and
11(a), of Table A specifically defined therein, and (iii) pursuant to the Accuracy Standards (as adopted by ALTA and ACSM and in effect on the date of this certification) of an Urban Survey.


                                                (seal)

Registration No.:
within the State of

                                    EXHIBIT G

                               _______   APARTMENTS
                               _______,____________

                          SPECIAL WARRANTY BILL OF SALE


      THIS SPECIAL  WARRANTY BILL OF SALE (this "Bill of Sale") is executed as
of the ______ day of ___________   , 199 , by _________________
("Seller"), a _____________      having an office at
, in favor of  ___________        ("Purchaser"), a
 having an office at Two North Riverside Plaza, Suite 400, Chicago, Illinois 60606.

      1.    Real Property.  The "Real  Property"  shall mean the real property
located in the County of   ___________ , State of  ___________ ,  commonlyknown
as "  ___________ " and located at  ___________ .

      2. Personal Property. The "Personal Property" shall mean [track definition in contract or other appropriate language] including, without limitation, those certain articles of personal property which are described in Exhibit A attached to this Bill of Sale.

      3. Sale. For good and valuable consideration received by Seller, the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, assigns and transfers the Personal Property to Purchaser. Seller covenants and agrees to warrant and forever defend title to the Personal Property unto Purchaser against any and all persons whatsoever claiming the whole or any part thereof by, through or under Seller.

      4. Power and Authority. Seller represents and warrants to Purchaser that it is fully empowered and authorized to execute and deliver this Bill of Sale, and each of the individuals signing this Bill of Sale on behalf of Seller represents and warrants to Purchaser that he or she is fully empowered and authorized to do so.

      5. Condition of Property. Except as set forth herein, this Bill of Sale is made without any representation or warranty whatsoever and the Personal Property is sold to Purchaser in its "AS IS," "WHERE IS" condition.

      IN WITNESS WHEREOF, Seller has executed this Bill of Sale the day and year first above written.


                                     SELLER:


                                          [COMPANY NAME]

                                       By:
                                      Its:

                                    EXHIBIT I

                                 ___________ APARTMENTS
                             ___________,  ___________

                            ASSIGNMENT AND ASSUMPTION
                         OF LEASES AND SECURITY DEPOSITS


      THIS  ASSIGNMENT  AND  ASSUMPTION OF LEASES AND SECURITY  DEPOSITS (this
"Assignment") is entered into as of the ___________ of  ___________ ,199   ,
between   ___________       ("Assignor"), whose address is
, and    ___________          ("Assignee") a  ___________
 whose  address is Suite 400, Two North  Riverside  Plaza,  Chicago,  Illinois
60606.

      1.    Property.  The "Property"  means the real property  located in the
County of                State of         , commonly known as "
 "  and  located  at  ,  together  with  the  building,   structures  and  other
improvements located thereon and owned by Assignor.

      2. Leases. The "Leases" means those leases, tenancies, rental agreements and occupancy agreements affecting the Property which are described in Exhibit A attached to this Assignment.

      3. Security Deposits. "Security Deposits" means those security deposits held by or for Assignor on account of tenants under the Leases as such deposits and with respect to which Assignee received a credit at the closing of the transaction with respect to which this Assignment has been executed and delivered in accordance with the Security Deposits which are more particularly described on attached Exhibit B.

      4. Assignment. For good and valuable consideration received by Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee the entire right, title and interest of Assignor in and to the Leases and the Security Deposits.

      5. Assumption. Assignee hereby assumes the covenants, agreements and obligations of Assignor as landlord or lessor under the Leases which are applicable to the period and required to be performed from and after the date of this Assignment, but not otherwise, and Assignee further assumes all liability of Assignor for the proper refund or return of the Security Deposits if, when and as required by the Leases.

      6. Power and Authority. Assignor represents and warrants to Assignee that it is fully empowered and authorized to execute and deliver this Assignment, and each of the individuals signing this Assignment on behalf of Assignor represents and warrants to Assignee that he or she is fully empowered and authorized to do so.

      7. Attorneys' Fees. If either Assignee or Assignor, or their respective successors or assigns, file suit to enforce the obligations of the other party under this Assignment, the prevailing party shall be entitled to recover the reasonable fees and expenses of its attorneys.

      8. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

      9. Counterparts. This Assignment may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument, with the same effect as if all the parties to this Assignment had executed the same counterpart.

      IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment the day and year first above written.


                                    ASSIGNOR






                                       By:
                                     Title:


                                    ASSIGNEE






                                       By:
                                     Title:

                                    EXHIBIT J

                                              APARTMENTS
                                               ,

                            ASSIGNMENT AND ASSUMPTION
                      OF MAINTENANCE AND SERVICE CONTRACTS

      THIS ASSIGNMENT AND ASSUMPTION OF MAINTENANCE AND SERVICE AGREEMENTS (this "Assignment") is entered into as of the day of , 199 , between , a
 ("Assignor"), whose address is                                    and
 and                           ("Assignee"), a                          ,
whose  address is Suite 400,  Two North  Riverside  Plaza,  Chicago,  Illinois
60606.

      1.    Property.  The "Property"  means the real property  located in the
County of         , State of              , commonly known as "
 "  and  located  at  ,  together  with  the  building,   structures  and  other
improvements located thereon and owned by Assignor.

      2. Service Contracts. "Service Contracts" means those maintenance, supply and service agreements relating to the Property which are listed on Exhibit A attached to this Assignment.

      3. Assignment. For good and valuable consideration received by Assignor the receipt and sufficiency of which is hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee the entire right, title and interest of Assignor in and to the Service Contracts.

      4. Assumption. Assignee hereby assumes the covenants, agreements and obligations of Assignor under the Service Contracts which are applicable to the period and required to be performed from and after the date of this Assignment, but not otherwise.

      5. Power and Authority. Assignor represents and warrants to Assignee that it is fully empowered and authorized to execute and deliver this Assignment, and each of the individuals signing this Assignment on behalf of Assignor represents and warrants to Assignee that he or she is fully empowered and authorized to do so.

      6. Attorneys' Fees. If either Assignee or Assignor or their respective successors or assigns, file suit to enforce the obligations of the other party under this Assignment, the prevailing party shall be entitled to recover the reasonable fees and expenses of its attorneys.

      7. Counterparts. This Assignment may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument, with the same effect as if all the parties to this Assignment had executed the same counterpart.

      IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment the day and year first above written.

                                    ASSIGNOR





                                       By:
                                      Name:
                                     Title:

                                    ASSIGNEE





                                       By:
                                      Name:
                                     Title:

                                    EXHIBIT K

                        CERTIFICATE OF NON-FOREIGN STATUS

1. The undersigned hereby certifies the following:

            a.    That the Transferor,
      Partnership, a Virginia general partnership, is not a foreign entity (as said term is defined in the Internal Revenue Code and Income Tax Regulations) with respect to the transfer of that certain property known as ___________ Apartments (the "Property") legally described in Exhibit A attached hereto and made a part hereof; and

            b. The tax identification number of the Transferor is and the offices of the Transferor are c/o Daniel Realty Corporation,
      1200 Corporate Drive, Meadow Brook Corporate Park, Birmingham, Alabama 35242.

2. The Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punishable by fine, imprisonment or both.

      Under penalties of perjury, I declare that I have examined this Certification and to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

Dated the      day of               , l99__.

                                                      ,  a  Virginia   general
                                   partnership


                                    [Insert Signature Block]



                                       By:
                                     Title:

STATE OF

COUNTY OF

      I,     ,     a      Notary      Public      in     and     for      said
County    in    the    State    aforesaid,     do    hereby    certify    that
                                    ,  personally  known  to me to be the same
person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she, as _________________ of , signed and delivered said instrument as his/her own free and voluntary act, for the uses and purposes therein set forth.

      Given under my hand and notarial seal this day of , 199__.



                                             Notary Public

My Commission Expires:                                          (SEAL)

                                    EXHIBIT L

                                           APARTMENTS
                                               ,

                        ASSIGNMENT OF GENERAL INTANGIBLES

      THIS ASSIGNMENT OF GENERAL  INTANGIBLES  (this  "Assignment") is made as
of the             of         , 199 , by
("Assignor"), a                     , whose address is
 and                           ("Assignee"), a
whose  address is Suite 400,  Two North  Riverside  Plaza,  Chicago,  Illinois
60606.

      1.    Property.  The "Property"  means the real property  located in the
County of               , State of        , commonly known as "
 "  and  located  at  ,  together  with  the  building,   structures  and  other
improvements located thereon and owned by Assignor.

      2. General Intangibles. The "General Intangibles" means all of the Property (as such term is defined in that certain Agreement for Purchase of Real Estate and Related Property dated , 199 between Assignor, as Seller, and Assignee, as Purchaser (the "Agreement")), which has not otherwise been conveyed, sold, transferred or assigned by Assignor to Assignee by other instruments executed and delivered this date by and between Assignor and Assignee, including, without limitation all right, title and interest of Assignor in and to that certain claim identified in Schedule ___ to the Agreement.

      3. Assignment. For good and valuable consideration received by Assignor the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee the entire right, title and interest, if any, of Assignor in and to the General Intangibles.

      4. Power and Authority. Assignor represents and warrants to Assignee that it is fully empowered and authorized to execute and deliver this Assignment, and each of the individuals signing this Assignment on behalf of Assignor represents and warrants to Assignee that he or she is fully empowered and authorized to do so.

      5. Attorneys' Fees. If either Assignee or Assignor or their respective successors or assigns, file suit to enforce the obligations of the other party under this Assignment, the prevailing party shall be entitled to recover the reasonable fees and expenses of its attorneys.

      6. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

      7. Counterparts. This Assignment may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument, with the same effect as if all the parties to this Assignment had executed the same counterpart.

      IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

                                          ASSIGNOR:

                                             ___________ , a


                                          By:
                                          Title:


                                          ASSIGNEE:

                                             ___________ , a


                                          By:
                                          Title:

                                    EXHIBIT M

                              LIMITED WARRANTY DEED

                                                SEND TAX NOTICE TO:

                                                Meadows on the Lake
                                                Property Tax Department
                                                P.O. Box A-3879
                                                Chicago, Illinois  60690-3879
STATE OF ALABAMA  )
                        )
COUNTY OF SHELBY  )

                              LIMITED WARRANTY DEED

      THIS LIMITED WARRANTY DEED is executed and delivered as of the day of , 1997 by DANIEL MEADOWS PARTNERSHIP, a Virginia general partnership ("Grantor"), in favor of ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership ("Grantee").

      KNOW ALL MEN BY THESE PRESENTS, that for and in consideration of the sum of Ten Dollars ($10.00) in hand paid by Grantee to Grantor and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Grantor, Grantor does by these presents, GRANT, BARGAIN, SELL and CONVEY unto Grantee that certain real property (the "Property") situated in Shelby County, Alabama, which is more particularly described in Exhibit A attached hereto and incorporated herein by reference, together with all of Grantor's right, title and interest in and to (i) all improvements located thereon and (ii) all other rights, benefits, privileges, easements, tenements, hereditaments and appurtenances, if any, thereon or in anywise appertaining to the Property.

      The Property is conveyed subject to those matters which are more particularly described in Exhibit B attached hereto and incorporated herein by reference (collectively, the "Permitted Exceptions").

      TO HAVE AND TO HOLD unto Grantee, its successors and assigns, forever.

      AND the Grantor hereby covenants with said Grantee that the Grantor is lawfully seized of the Property in fee simple, subject to all of the Permitted Exceptions; that, subject to the aforesaid Permitted Exceptions, it has good, right and lawful authority to sell and convey the Property; that, subject to the aforesaid Permitted Exceptions, it will warrant and defend the same against the lawful claims of all persons claiming by, through or under the said Grantor, but not further or otherwise.

      IN WITNESS WHEREOF, the undersigned Grantor has caused this Limited Warranty Deed to be executed as of the day and year first above written.

                                    DANIEL MEADOWS PARTNERSHIP, a Virginia general partnership

                                    By:   THE MEADOWS PARTNERSHIP,  a Virginia
                                          general partnership,  its Co-General
                                          Partner

                                          By:   Daniel    Realty    Investment
                                                Corporation   -   Meadows,   a
                                                Virginia   corporation,    its
                                                Managing General Partner

                                                By:
                                                Title:

                                    By:   PAINE   WEBBER   INCOME   PROPERTIES
                                          SEVEN   LIMITED    PARTNERSHIP,    a
                                          Delaware  limited  partnership,  its
                                          Co-General Partner

                                          By:   Seventh   Income    Properties
                                                Fund,    Inc.,    a   Delaware
                                                corporation,    its   Managing
                                                General Partner

                                                By:
                                                Title:




STATE OF ALABAMA  )
                        )
COUNTY OF SHELBY  )

      I, the  undersigned,  a Notary  Public in and for said  County,  in said
State, hereby certify that                            , who is named as
 of DANIEL REALTY INVESTMENT CORPORATION-MEADOWS, a Virginia corporation, as Managing General Partner of THE MEADOWS PARTNERSHIP, a Virginia general partnership, as Co-General partner of DANIEL MEADOWS PARTNERSHIP, a Virginia general partnership, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation, in its capacity as Managing General Partner of THE MEADOWS PARTNERSHIP, in its capacity as Co-General Partner of DANIEL MEADOWS PARTNERSHIP.

      Given under my hand and official seal this day of , 1997.



                                                      Notary Public

                                          My Commission Expires:



STATE OF                )
                        )
COUNTY OF               )

      I, the  undersigned,  a Notary  Public in and for said  County,  in said
State, hereby certify that                            , who is named as
 of SEVENTH INCOME PROPERTIES FUND, INC., a Delaware corporation, as Managing General Partner of PAINE WEBBER INCOME PROPERTIES SEVEN LIMITED PARTNERSHIP, a Delaware limited partnership, as Co-General partner of DANIEL MEADOWS PARTNERSHIP, a Virginia general partnership, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation, in its capacity as Managing General Partner of PAINE WEBBER INCOME PROPERTIES SEVEN LIMITED PARTNERSHIP, in its capacity as Co-General Partner of DANIEL MEADOWS PARTNERSHIP.

      Given under my hand and official seal this day of , 1997.



                                                      Notary Public

                                          My Commission Expires:


This instrument prepared by
and upon recording should be
returned to:

Yasmina Rahal, Esq.
Equity Residential Properties Trust
Two North Riverside Plaza
Suite 400
Chicago, Illinois  60606

                                December 16, 1997


VIA FACSIMILE

Daniel Meadows Partnership
Daniel Meadows II General Partnership
c/o Daniel Corporation
1200 Corporate Drive
Suite 250
Birmingham, Alabama 35242

Attention:  Mr. John Gorecki

      Re:   Meadows on the Lake and Meadows in the Park, Shelby County,
Alabama

Ladies and Gentlemen:

      Reference is made to the following documents, each dated as of November 12, 1997 (collectively, the "Contracts"):

      1. Agreement for the Purchase of Real Estate and Related Property, by and between Daniel Meadows Partnership and EQR Operating Limited Partnership, relating to the purchase and sale of Meadows on the Lake Apartments, Shelby County, Alabama (the "Lake Contract"); and

      2. Agreement for the Purchase of Real Estate and Related Property, by and between Daniel Meadows II General Partnership and EQR Operating Limited Partnership, relating to the purchase and sale of Meadows in the Park Apartments, Shelby County, Alabama (the "Park Contract").

All capitalized terms used in this letter and not otherwise defined herein shall have the meanings ascribed to such terms in the Contracts.

      The purpose of this letter is to set forth the agreement of the parties to the Contracts to make the following modifications to the purchase price provisions of the Contracts:

      a.    The  reference  to  "Nine  Million  Six  Hundred   Thousand  Dollars
            ($9,600,000)" in Section 2 of the Lake Contract is hereby deleted and replaced by "Nine Million Five Hundred Twenty-Five Thousand Dollars ($9,525,000)"; and

      b.    The  reference  to  "Nine  Million  Six  Hundred   Thousand  Dollars
            ($9,600,000)" in Section 2 of the Park Contract is hereby deleted and replaced by "Nine Million Five Hundred Twenty-Five Thousand Dollars ($9,525,000)".

      Please execute and return to the undersigned a copy of this letter in order to indicate your agreement with the foregoing modifications to the Contracts. This letter may be executed in one or more counterparts, each of which when taken together shall constitute a single document. Except as modified by this letter the Contracts shall remain unmodified and in full force and effect.

                                Very truly yours,



                              EQR Operating Limited Partnership

                              By:   Equity Residential Properties Trust,
                                    its general partner


                                    By:  /s/ Yasmina Rahal
                                         -----------------
                                 Title:  Vice President

Accepted and Agreed:

DANIEL MEADOWS PARTNERSHIP

By:  The Meadows Partnership, its co-general partner

      By:  Daniel Realty Investment Corporation-Meadows, its
            Managing General Partner

      By:  /s/ John C. Gorecki
          -------------------
   Title:  Senior Vice President

By:  Paine Webber Income Properties Seven Limited Partnership

      By:  Seventh Income Properties Fund, Inc., its
            Managing General Partner

      By:  /s/ Steven C. Nason
           -------------------
   Title:  Vice President


DANIEL MEADOWS II GENERAL PARTNERSHIP

By:  Daniel Realty Investment Corporation-Meadows II

      By:  Daniel Realty Investment Corporation-Meadows, its
            Managing General Partner

      By:  /s/ John C. Gorecki
           -------------------
   Title:  Senior Vice President

By:  Paine Webber Income Properties Eight Limited Partnership

      By:  Eighth Income Properties Fund, Inc., its
            Managing General Partner

      By:  /s/ Steven C. Nason
           -------------------
   Title:  Vice President

                              LIMITED WARRANTY DEED

                                                SEND TAX NOTICE TO:

                                                Meadows on the Lake
                                                Property Tax Department
                                                P.O. Box A-3879
                                                Chicago, Illinois  60690-3879
STATE OF ALABAMA  )
                        )
COUNTY OF SHELBY  )

                              LIMITED WARRANTY DEED

      THIS LIMITED WARRANTY DEED is executed and delivered as of the 12th day of December, 1997 by DANIEL MEADOWS PARTNERSHIP, a Virginia general partnership ("Grantor"), in favor of ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership ("Grantee").

      KNOW ALL MEN BY THESE PRESENTS, that for and in consideration of the sum of Ten Dollars ($10.00) in hand paid by Grantee to Grantor and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Grantor, Grantor does by these presents, GRANT, BARGAIN, SELL and CONVEY unto Grantee that certain real property (the "Property") situated in Shelby County, Alabama, which is more particularly described in Exhibit A attached hereto and incorporated herein by reference, together with all of Grantor's right, title and interest in and to (i) all improvements located thereon and (ii) all other rights, benefits, privileges, easements, tenements, hereditaments and appurtenances, if any, thereon or in anywise appertaining to the Property.

      The Property is conveyed subject to those matters which are more particularly described in Exhibit B attached hereto and incorporated herein by reference (collectively, the "Permitted Exceptions").

      TO HAVE AND TO HOLD unto Grantee, its successors and assigns, forever.

      AND the Grantor hereby covenants with said Grantee that the Grantor is lawfully seized of the Property in fee simple, subject to all of the Permitted Exceptions; that, subject to the aforesaid Permitted Exceptions, it has good, right and lawful authority to sell and convey the Property; that, subject to the aforesaid Permitted Exceptions, it will warrant and defend the same against the lawful claims of all persons claiming by, through or under the said Grantor, but not further or otherwise.

      IN WITNESS WHEREOF, the undersigned Grantor has caused this Limited Warranty Deed to be executed as of the day and year first above written.

                                    DANIEL MEADOWS PARTNERSHIP, a Virginia general partnership

                                    By:   THE MEADOWS PARTNERSHIP,  a Virginia
                                          general partnership,  its Co-General
                                          Partner

                                          By:   Daniel    Realty    Investment
                                                Corporation   -   Meadows,   a
                                                Virginia   corporation,    its
                                                Managing General Partner

                                                By:  /s/ John C. Gorecki
                                                     -------------------
                                             Title:  Senior Vice President

                                    By:   PAINE   WEBBER   INCOME   PROPERTIES
                                          SEVEN   LIMITED    PARTNERSHIP,    a
                                          Delaware  limited  partnership,  its
                                          Co-General Partner

                                          By:   Seventh   Income    Properties
                                                Fund,    Inc.,    a   Delaware
                                                corporation,    its   Managing
                                                General Partner

                                                By:  /s/ Steven C. Nason
                                                     -------------------
                                             Title:  Vice President

STATE OF ALABAMA  )
                        )
COUNTY OF SHELBY  )

      I, the  undersigned,  a Notary  Public in and for said  County,  in said
State, hereby certify that                            , who is named as
 of DANIEL REALTY INVESTMENT CORPORATION-MEADOWS, a Virginia corporation, as Managing General Partner of THE MEADOWS PARTNERSHIP, a Virginia general partnership, as Co-General partner of DANIEL MEADOWS PARTNERSHIP, a Virginia general partnership, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation, in its capacity as Managing General Partner of THE MEADOWS PARTNERSHIP, in its capacity as Co-General Partner of DANIEL MEADOWS PARTNERSHIP.

      Given under my hand and official seal this day of , 1997.



                                                      Notary Public

                                          My Commission Expires:



STATE OF                )
                        )
COUNTY OF               )

      I, the  undersigned,  a Notary  Public in and for said  County,  in said
State, hereby certify that                            , who is named as
 of SEVENTH INCOME PROPERTIES FUND, INC., a Delaware corporation, as Managing General Partner of PAINE WEBBER INCOME PROPERTIES SEVEN LIMITED PARTNERSHIP, a Delaware limited partnership, as Co-General partner of DANIEL MEADOWS PARTNERSHIP, a Virginia general partnership, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation, in its capacity as Managing General Partner of PAINE WEBBER INCOME PROPERTIES SEVEN LIMITED PARTNERSHIP, in its capacity as Co-General Partner of DANIEL MEADOWS PARTNERSHIP.

      Given under my hand and official seal this day of , 1997.



                                                      Notary Public

                                          My Commission Expires:


This instrument prepared by
and upon recording should be
returned to:

Yasmina Rahal, Esq.
Equity Residential Properties Trust
Two North Riverside Plaza
Suite 400
Chicago, Illinois  60606

                         MEADOWS ON THE LAKE APARTMENTS
                             SHELBY COUNTY, ALABAMA

                          SPECIAL WARRANTY BILL OF SALE


      THIS SPECIAL WARRANTY BILL OF SALE (this "Bill of Sale") is executed as of the 18th day of December, 1997, by DANIEL MEADOWS PARTNERSHIP ("Assignor"), a Virginia general partnership, whose address is c/o Daniel Realty Corporation, 1200 Corporate Drive, Meadow Brook Corporate Park, Birmingham, Alabama 35242 in favor of ERP OPERATING LIMITED PARTNERSHIP ("Assignee"), an Illinois limited partnership whose address is Suite 400, Two North Riverside Plaza, Chicago, Illinois 60606.

      1. Real Property. The "Real Property" shall mean the real property located in the County of Shelby, State of Alabama, commonly known as "Meadows on the Lake Apartments" and located at One Meadow Drive.

      2. Personal Property. The "Personal Property" shall mean all furniture, furnishings, fixtures, equipment, machinery, maintenance vehicles and equipment, tools, parts, recreational equipment, carpeting, window treatments, stationery and other office supplies, and other tangible personal property of every kind and description situated in, on, over and under the Premises or used in connection therewith, and which is not owned by tenants under the Leases, or by Seller's property manager or by third parties, together with all replacements and substitutions therefor including, without limitation, those certain articles of personal property which are described in Exhibit A attached to this Bill of Sale.

      3. Sale. For good and valuable consideration received by Seller, the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, assigns and transfers the Personal Property to Purchaser. Seller covenants and agrees to warrant and forever defend title to the Personal Property unto Purchaser against any and all persons whatsoever claiming the whole or any part thereof by, through or under Seller.

      4. Power and Authority. Seller represents and warrants to Purchaser that it is fully empowered and authorized to execute and deliver this Bill of Sale, and each of the individuals signing this Bill of Sale on behalf of Seller represents and warrants to Purchaser that he or she is fully empowered and authorized to do so.

      5. Condition of Property. Except as set forth herein, this Bill of Sale is made without any representation or warranty whatsoever and the Personal Property is sold to Purchaser in its "AS IS," "WHERE IS" condition.








                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, Seller has executed this Bill of Sale the day and year first above written.

                                     SELLER:

                                    DANIEL MEADOWS PARTNERSHIP, a Virginia general partnership

                                    By:   THE MEADOWS PARTNERSHIP,  a Virginia
                                          general partnership,  its Co-General
                                          Partner

                                          By:   Daniel    Realty    Investment
                                                Corporation   -   Meadows,   a
                                                Virginia   corporation,    its
                                                Managing General Partner



                                                By:  /s/John C. Gorecki
                                                     ------------------
                                             Title:  Senior Vice President


                                    By:   PAINE   WEBBER   INCOME   PROPERTIES
                                          SEVEN   LIMITED    PARTNERSHIP,    a
                                          Delaware  limited  partnership,  its
                                          Co-General Partner

                                          By:   Seventh   Income    Properties
                                                Fund,    Inc.,    a   Delaware
                                                corporation,    its   Managing
                                                General Partner


                                                By:  /s/ Steven C. Nason
                                                     -------------------
                                             Title:  Vice President

                         MEADOWS ON THE LAKE APARTMENTS
                             SHELBY COUNTY, ALABAMA

                            ASSIGNMENT AND ASSUMPTION
                         OF LEASES AND SECURITY DEPOSITS


      THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS (this "Assignment") is entered into as of the 18th day of December, 1997, between DANIEL MEADOWS PARTNERSHIP ("Assignor"), a Virginia general partnership, whose address is c/o Daniel Realty Corporation, 1200 Corporate Drive, Meadow Brook Corporate Park, Birmingham, Alabama 35242 and ERP OPERATING LIMITED PARTNERSHIP ("Assignee"), an Illinois limited partnership whose address is Suite 400, Two North Riverside Plaza, Chicago, Illinois 60606

      1. Property. The "Property" means the real property located in the County of Shelby, State of Alabama, commonly known as "Meadows on the Lake Apartments" and located at One Meadow Drive, together with the building, structures and other improvements located thereon and owned by Assignor.

      2. Leases. The "Leases" means those leases, tenancies, rental agreements and occupancy agreements affecting the Property which are described in Exhibit A attached to this Assignment.

      3. Security Deposits. "Security Deposits" means those security deposits held by or for Assignor on account of tenants under the Leases as such deposits and with respect to which Assignee received a credit at the closing of the transaction with respect to which this Assignment has been executed and delivered in accordance with the Security Deposits which are more particularly described on attached Exhibit B.

      4. Assignment. For good and valuable consideration received by Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee the entire right, title and interest of Assignor in and to the Leases and the Security Deposits.

      5. Assumption. Assignee hereby assumes the covenants, agreements and obligations of Assignor as landlord or lessor under the Leases which are applicable to the period and required to be performed from and after the date of this Assignment, but not otherwise, and Assignee further assumes all liability of Assignor for the proper refund or return of the Security Deposits if, when and as required by the Leases.

      6. Power and Authority. Assignor represents and warrants to Assignee that it is fully empowered and authorized to execute and deliver this Assignment, and each of the individuals signing this Assignment on behalf of Assignor represents and warrants to Assignee that he or she is fully empowered and authorized to do so.

      7. Attorneys' Fees. If either Assignee or Assignor, or their respective successors or assigns, file suit to enforce the obligations of the other party under this Assignment, the prevailing party shall be entitled to recover the reasonable fees and expenses of its attorneys.

      8. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

      9. Counterparts. This Assignment may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument, with the same effect as if all the parties to this Assignment had executed the same counterpart.







                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment the day and year first above written.


                                    ASSIGNOR

                                    DANIEL MEADOWS PARTNERSHIP, a Virginia general partnership

                                    By:   THE MEADOWS PARTNERSHIP,  a Virginia
                                          general partnership,  its Co-General
                                          Partner

                                          By:   Daniel    Realty    Investment
                                                Corporation   -   Meadows,   a
                                                Virginia   corporation,    its
                                                Managing General Partner



                                                By: /s/ John C. Gorecki
                                                    -------------------
                                                Title:  Senior Vice President


                                    By:   PAINE   WEBBER   INCOME   PROPERTIES
                                          SEVEN   LIMITED    PARTNERSHIP,    a
                                          Delaware  limited  partnership,  its
                                          Co-General Partner

                                          By:   Seventh   Income    Properties
                                                Fund,    Inc.,    a   Delaware
                                                corporation,    its   Managing
                                                General Partner


                                                By:/s/ Steven C. Nason
                                                   -------------------
                                             Title:  Vice President


                                    ASSIGNEE:

                                    ERP  OPERATING  LIMITED  PARTNERSHIP,   an
                                    Illinois limited partnership

                                    By:   Equity Residential Properties
                                          Trust, a Maryland real estate
                                          investment trust, its General
                                          Partner


                                          By:/s/ Yasmina Rahal
                                             -----------------
                                       Title:  Vice President

                         MEADOWS ON THE LAKE APARTMENTS
                             SHELBY COUNTY, ALABAMA

                        ASSIGNMENT OF GENERAL INTANGIBLES

      THIS ASSIGNMENT OF GENERAL INTANGIBLES (this "Assignment") is made as of the 18th day of December, 1997, by DANIEL MEADOWS PARTNERSHIP ("Assignor"), a Virginia general partnership, whose address is c/o Daniel Realty Corporation, 1200 Corporate Drive, Meadow Brook Corporate Park, Birmingham, Alabama 35242 and ERP OPERATING LIMITED PARTNERSHIP ("Assignee"), an Illinois limited partnership, whose address is Suite 400, Two North Riverside Plaza, Chicago, Illinois 60606.

      1. Property. The "Property" means the real property located in the County of Shelby, State of Alabama, commonly known as "Meadows on the Lake Apartments" and located at One Meadow Drive, together with the building, structures and other improvements located thereon and owned by Assignor.

      2. General Intangibles. The "General Intangibles" means all of the Property (as such term is defined in that certain Agreement for Purchase of Real Estate and Related Property dated November 17, 1997 between Assignor, as Seller, and Assignee, as Purchaser (the "Agreement")), which has not otherwise been conveyed, sold, transferred or assigned by Assignor to Assignee by other instruments executed and delivered this date by and between Assignor and Assignee, including, without limitation all right, title and interest of Assignor in and to that certain claim identified in Schedule ___ to the Agreement.

      3. Assignment. For good and valuable consideration received by Assignor the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee the entire right, title and interest, if any, of Assignor in and to the General Intangibles.

      4. Power and Authority. Assignor represents and warrants to Assignee that it is fully empowered and authorized to execute and deliver this Assignment, and each of the individuals signing this Assignment on behalf of Assignor represents and warrants to Assignee that he or she is fully empowered and authorized to do so.

      5. Attorneys' Fees. If either Assignee or Assignor or their respective successors or assigns, file suit to enforce the obligations of the other party under this Assignment, the prevailing party shall be entitled to recover the reasonable fees and expenses of its attorneys.

      6. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

      7. Counterparts. This Assignment may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument, with the same effect as if all the parties to this Assignment had executed the same counterpart.






                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

                                    ASSIGNOR:

                                    DANIEL MEADOWS PARTNERSHIP, a Virginia general partnership

                                    By:   THE MEADOWS PARTNERSHIP,  a Virginia
                                          general partnership,  its Co-General
                                          Partner

                                          By:   Daniel    Realty    Investment
                                                Corporation   -   Meadows,   a
                                                Virginia   corporation,    its
                                                Managing General Partner



                                                By:/s/ John C. Gorecki
                                                   -------------------
                                             Title:  Senior Vice President


                                    By:   PAINE   WEBBER   INCOME   PROPERTIES
                                          SEVEN   LIMITED    PARTNERSHIP,    a
                                          Delaware  limited  partnership,  its
                                          Co-General Partner

                                          By:   Seventh   Income    Properties
                                                Fund,    Inc.,    a   Delaware
                                                corporation,    its   Managing
                                                General Partner


                                                By:  /s/ Steven C. Nason
                                                     -------------------
                                             Title:  Vice President


                                    ASSIGNEE:

                                    ERP  OPERATING  LIMITED  PARTNERSHIP,   an
                                    Illinois limited partnership

                                    By:   Equity Residential Properties
                                          Trust, a Maryland real estate
                                          investment trust, its General
                                          Partner


                                          By:  /s/ Yasmina Rahal
                                               -----------------
                                       Title:  Vice President

                                CLOSING STATEMENT
                     MEADOWS ON THE LAKE - SHELBY COUNTY, AL


Seller:              Daniel Meadows Partnership, a Virginia general partnership

Purchaser:           ERP Operating Limited Partnership, an Illinois limited
                     partnership

Proration Date:      12:01 am, Thursday, December 18,1997

Closing (Funding) Date: Thursday, December 18, 1997


                                                      Credit      Credit
                                                      Purchaser   Seller
                                                      ---------   ------

Purchase Price (Real Property)          8,026,250.00
Purchase Price (Intangible Property     1,428,750.00
Purchase Price (Personal Property)         70,000.00
     TOTAL PURCHASE PRICE                                          9,525,000.00

ERNEST MONEY (held by Commonwealth Land Title
   Insurance Company - Chicago, IL)  (See Note 1)      100,000.00

INTEREST ON EARNEST MONEY                                     POC
   (See Note 1)

NET PRORATIONS
   (See Schedule A)                                     83,253.75

CREDIT LEXIS CHARGES                                       672.00

RENT-READY CREDIT
   (See Schedule B)                                      3,825.00
                                                    ------------- -------------

      SUBTOTALS                                        187,750.75  9,525,000.00

CASH AMOUNT DUE TO SELLER                            9,337,249.25
                                                    ------------- -------------

TOTAL CREDITS                                        9,525,000.00  9,525,000.00
                                                    ============= =============

                   MEADOWS ON THE LAKE - SHELBY COUNTY, AL
                           SOURCES AND USES STATEMENT

                           PURCHASER'S SOURCES & USES:
                           ---------------------------


CASH AMOUNT DUE SELLER                                             9,337,249.25
                                                                  -------------

ADDITIONAL CASH OUTLAYS BY PURCHASER:

      (Survey Fees)                                                        0.00

      (Engineering)                                                        0.00

      (Environmental)                                                      0.00

      (Termite)                                                            0.00
                                                                  -------------
PURCHASER'S CLOSING COSTS                                                  0.00
                                                                  -------------

CASH REQUIRED BY PURCHASER                                         9,337,249.25

AMOUNT TO BE WIRE TRANSFERRED BY PURCHASER                         9,337,249.25
                                                               ================



                            SELLER'S SOURCES & USES:
                            ------------------------

ERNEST MONEY (held by Commonwealth Land Title Insurance
  Company - Chicago, IL                                              100,000.00
CASH AMOUNT DUE SELLER                                             9,337,249.25
                                                                 --------------
TOTAL SELELR'S SOURCES                                             9,437,249.25
                                                                 --------------

ITEMS PAYABLE FROM SELER'S PROCEEDS AT CLOSING:

      COMMONWEALTH LAND TITLE INSURANCE COMPANY
        Title Insurance                                  6,528.00
        Closing Fee                                        250.00
        Estimated Recording Reserve                         75.00
        Recording tax                                    9,725.00
                                                     ------------
                                                                      16,578.00

      SOUTHTRUST BANK (Loan Payoff)
        Principal                                    4,704,381.11
        Interest                                        13,502.75
                                                     ------------
                                                                   4,717,883.86

      REYNOLDS & RAWSON, INC. (Survey)                                 2,900.00
      DANIEL REALTY SERVICES (Brokerage Commission)                  285,750.00
      BRADLEY, ARANT, ROSE & WHITE LLP (Attorney Fees)                 4,750.00
                                                                  -------------

TOTAL CASH OUTLAY BY SELLER                                        5,027,861.86
                                                                  -------------

BALANCE TO SELLER                                                  4,409,387.39
                                                                  =============